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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 1, 2002
                                                         ----------------

                                   BLYTH, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 Delaware            1-13026               36-2984916
             ---------------------------------------------------------
             (State or other       (Commission           (IRS Employer
             jurisdiction of       File Number)       Identification No.)
             incorporation)


              One East Weaver Street, Greenwich, Connecticut 06831
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)

        Registrant's telephone number, including area code (203) 661-1926
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.           Other Events

Blyth, Inc. (the "Company") operates in two business segments - the Candles & Home Fragrance segment and the Creative Expressions segment (formerly Creative Expressions and Foodservice). Effective February 1, 2002, the Company began reporting the Foodservice business, represented by The Sterno Group, as part of the Candles & Home Fragrance segment, to which that business is more closely aligned. The Company's previously reported fiscal 2002 quarterly segment information has been restated to reflect the movement of the Foodservice business from the Creative Expressions segment to the Candles and Home Fragrance segment as if the change were effective February 1, 2001. See Exhibit 99.1 attached hereto.

Effective February 1, 2002, the Company adopted the following Emerging Issues Task Force ("EITF") issues: EITF 01-09, EITF 00-14 and EITF 00-25. These statements require that the Company classify certain sales incentives as a reduction of net sales rather than selling expense. Also effective February 1, 2002, the Company reclassified certain distribution expenses to Costs of Goods Sold from Selling Expense to standardize reporting across all business units. The Company's previously reported fiscal 2002 quarterly earnings information has been restated to reflect the adoption of EITF 01-09, EITF 00-14 and EITF 00-25 and the reclassification of certain distribution expenses to Costs of Goods Sold, in each case as if such changes had been effective February 1, 2001. See
Exhibit 99.2 attached hereto.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

       (c)  Exhibits

            99.1 Restatement of previously reported fiscal 2002 quarterly segment information to reflect the movement of the Foodservice business, represented by The Sterno Group, to the Candles & Home Fragrance segment from the Creative Expressions segment.

            99.2 Restatement of the previously reported fiscal 2002 quarterly information to reflect the adoption of EITF 01-09, EITF 00-14 and EITF 00-25.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLYTH, INC.



Date: June 20, 2002                     By: /s/ Bruce D. Kreiger
                                        -----------------------------
                                        Name: Bruce D. Kreiger
                                        Title: Vice President & General Counsel